UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2023

ROC Energy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41103	87-2488708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16400 Dallas Parkway

Dallas, Texas 75248

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 392-6180

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	ROCAU	The Nasdaq Stock Market LLC

Common Stock, $0.0001 par value per share	ROC	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-tenth of one share of Common Stock	ROCAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01 Other Events.

On May 30, 2023, stockholders of ROC Energy Acquisition Corp., a Delaware corporation (“ROC”), were given the opportunity to elect to redeem their shares of ROC’s Class A common stock, par value $0.0001 per share (“ROC Shares”), in connection with (i) ROC’s special meeting on June 1, 2023 at 11:00 am eastern time (the “Business Combination Meeting”) to, amongst other things, (a) approve and adopt the Agreement and Plan of Merger, dated as of February 13, 2023 (the “Business Combination Agreement”), by and among ROC, ROC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of ROC (“Merger Sub”), and Drilling Tools International Holdings, Inc., a Delaware corporation (“DTI”); and (ii) ROC’s special meeting on June 1, 2023 at 11:30 am eastern time (the “Extension Meeting”) to extend the time that ROC has to complete a business combination between ROC, Merger Sub and DTI (the “Business Combination) and, amongst other things, (a) vote on and approve an amendment to ROC’s amended and restated certificate of incorporation and (b) vote on and approve an amendment to the Investment Management Trust Agreement, dated December 1, 2021, by and between ROC and Continental Stock Transfer & Trust Company.

Stockholders who elect to have their ROC Shares redeemed in connection with either the Business Combination Meeting or the Extension Meeting will have an opportunity to withdraw their redemption election before 5:00 pm eastern time two (2) business days prior to the earlier of (i) the closing of the Business Combination (the “Closing”) and (ii) the date on which ROC redeems all shares that have been tendered for redemption in connection with the Extension Meeting. Any stockholder electing to withdraw their redemption election may do so without ROC’s approval or consent. For clarity and the avoidance of doubt, if a stockholder has elected to redeem their ROC Shares in connection with either the Business Combination Meeting or the Extension Meeting, those shares will be redeemed by the Company on the earlier of (i) the date on which ROC redeems shares in connection with the Extension Meeting and (ii) the Closing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2023	ROC Energy Acquisition Corp.

	By:	/s/ Daniel Jeffrey Kimes
		Name:	Daniel Jeffrey Kimes
		Title:	Chief Executive Officer